UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2019 (April 17, 2019)

Asbury Automotive Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31262	01-0609375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2905 Premiere Parkway NW Suite 300 Duluth, GA		30097
(Address of principal executive offices)		(Zip Code)

(770) 418-8200
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 17, 2019, Asbury Automotive Group, Inc. (the "Company") held its 2019 annual meeting of stockholders (the "Annual Meeting"). The matters upon which the stockholders voted are set forth below.

Proposal 1

The nine director nominees named in the Company's proxy statement were elected, each to hold office until the 2020 Annual Meeting and until their successors are duly elected and qualified, based upon the following votes:

Nominee	For	Withheld	Broker Non-Votes
Thomas C. DeLoach, Jr.	17,252,697	111,451	425,274
Joel Alsfine	17,296,482	67,666	425,274
David W. Hult	17,268,923	95,225	425,274
Juanita T. James	17,193,242	170,906	425,274
Eugene S. Katz	17,257,968	106,180	425,274
Philip F. Maritz	17,239,010	125,138	425,274
Maureen F. Morrison	17,337,456	26,692	425,274
Thomas J. Reddin	17,331,731	32,417	425,274
Bridget Ryan-Berman	17,337,431	26,717	425,274

Proposal 2

The proposal to approve the Company's 2019 Equity and Incentive Compensation Plan was approved based on the following votes:

For	16,950,482
Against	405,411
Abstain	8,255
Broker Non-Votes	425,274

Proposal 3

The proposal to approve an advisory resolution on the compensation of the Company’s named executive officers was approved based on the following votes:

For	16,991,629
Against	359,013
Abstain	13,506
Broker Non-Votes	425,274

Proposal 4

The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019 was approved based on the following votes:

For	17,639,556
Against	134,865
Abstain	15,001
Broker Non-Votes	0

Item 8.01     Other Events.
On April 23, 2019, Asbury Automotive Group, Inc. issued a press release announcing board succession, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated April 23, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASBURY AUTOMOTIVE GROUP, INC.

Date: April 23, 2019	By:	/s/ George A. Villasana
	Name:	George A. Villasana
	Title:	Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 23, 2019.